UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ticker Symbol: (TDVFX)

ANNUAL REPORT

SEPTEMBER 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-99TOWLE (888-998-6953) or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 1-888-99TOWLE (888-998-6953) or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Towle Deep Value Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	27

This report and the financial statements contained herein are provided for the general information of the shareholders of the Towle Deep Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.towlefund.com

TOWLE & CO.

D E E P V A L U E I N V E S T I N G

1-888-998-6953

October 2020

To Our Shareholders:

Whatever it takes! Paired with emergency fiscal stimulus, Federal Reserve Chairman Jay Powell’s unequivocal commitment to backstop the financial system invigorated stock market participants in the second quarter. The unprecedented actions by policymakers and central banks globally stabilized markets and helped to mitigate the lockdown’s economic impact on Main Street. In response, the Fund rebounded sharply, advancing over 23% net of fees in April alone and countering the trajectory of the first quarter’s historic decline1. The upward trend continued through most of the third quarter resulting in the best six-month gain in the Fund’s history and, as noted below, outpaced the Russell 2000 Value and S&P 500 indices.

While this degree of outperformance coming off cyclical bear market lows has historically foreshadowed a sustainable move in economically sensitive stocks, short-term prospects remain uncertain as the market wrestles with the impact of a stubborn pandemic, unresolved stimulus plans, and heightened political tensions. However, as long-term investors, we are encouraged that both consumer and business confidence are on the rise and that leading indicators of U.S. economic activity have continued to improve2. We believe these positive trends will likely support a cyclical earnings recovery in 2021 and beyond, igniting renewed interest in mispriced deep value equities.

Performance as of 9/30/20 is noted below with periods greater than one year annualized.

	6 Months	1 Year	3 Years	5 Years	Since Inception
Towle Deep Value Fund	53.20	-14.30	-12.01	3.62	6.05
Russell 2000 Value	21.94	-14.88	-5.13	4.11	6.79
S&P 500	31.31	15.15	12.28	14.15	13.73

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information   current to the most recent month end please call 1-888-998-6953.

With a once-in-a-century pandemic shutting down much of the global economy, 2020 has been like no other period in our lifetimes. Fortunately, federal governments and central banks around the world responded with extraordinary levels of fiscal and monetary stimulus. The U.S. Federal Reserve committed to do “whatever it takes” to support the economy and loosened its policy stance on inflation, indicating that it will be allowed to run higher than 2% before raising interest rates. This stand-on-the-gas approach supported by most Fed officials indicates a penchant to maintain rates near zero through 2023.

Accordingly, the U.S. economy has responded – but the response, to date, has favored the few over the many. The COVID-19 era continues to create outsized challenges for the more traditional, economically sensitive participants that include the deep value investment landscape. Conversely, the current stay-at-home economy has acted as an accelerant for “the few” large technology platforms, those colloquially referred to as the FANGMAN stocks (Facebook, Apple, NVIDIA, Google, Microsoft, Amazon, and Netflix). To put this disparity in context, consider the returns of the market cap weighted S&P 500, in which the FANGMAN stocks represent about a quarter of the index, compared to the equally weighted S&P 500, in which the seven represent about 1.5%. For the first nine months of 2020, the market cap weighted S&P 500 was up 5.5%. Over the same period, the equally weighted S&P 500 was down 4.8%. In fact, nearly 60% of S&P 500 constituents were still down year-to-date through September. It is the few that have carried the day.

[1]	The Fund may experience negative performance. Past performance does not guarantee future results.
[2]	Source: The Conference Board Leading Economic Indicators index, comprised of 10 indicators, has been in an uptrend since June.
1

In addition, the valuation dispersion between large-cap growth and small-cap value remains extreme. To illustrate the imbalance, consider the relationship between the median forward price-to-earnings (P/E) ratios of the Russell 2000 Value (IWN) and the market cap weighted S&P 500 (SPY) as proxies for small-cap value and large-cap growth, respectively. The chart below depicts IWN’s median forward P/E as a percentage of SPY’s median forward P/E. The dark blue dotted line just above 90% shows the average discount of value to growth over the past 15 years, with the light blue dotted lines showing the first and second standard deviations above and below the average:

Source: S&P Capital IQ

Our space appears to be currently valued at a statistically significant discount. How does the Fund’s portfolio compare? The table below details quarter-end median forward P/Es and their mathematical inverse, the forward earnings yield  :

As of 9/30/20	Median Forward P/E	Earnings Yield
S&P 500 (SPY)	18.9x	5.3%
Russell 2000 Value (IWN)	11.9x	8.4%
Towle Deep Value Fund	9.6x	10.4%

Source: S&P Capital IQ

While we know not if, when, why, or how this valuation/performance gap between growth and value will close, our near 40-year history indicates that patient value-oriented investors have been rewarded over time.

In our view, the Fund is well-positioned to navigate the uneven economic recovery currently underway. The elevated year-to-date turnover within the revitalized portfolio, which counts 17 new and 13 exited positions, represents our commitment to holding securities that we feel are  :

1.	Priced appropriately low
2.	Sufficiently misunderstood
3.	Positioned to survive a protracted Main Street downturn
4.	Poised to prosper during an eventual cyclical upswing

As detailed in our last letter, the 2020 pandemic impelled us to increase our focus on each portfolio company's liquidity and relevant contribution to the delivery of essential goods and services. Though we remain vigilant in monitoring the creditworthiness of our portfolio, we believe the worst of the solvency scare is behind us. Thankfully, the downside scenario that our Q2 liquidity focus had to consider never materialized. Instead, volatility began to serve up interesting opportunities to put capital back to work.

2

Noteworthy economic indicators encompassing employment, manufacturing, consumer confidence, goods transport, and interest rates have continued to slowly build off the lows of the spring and early summer. Since the end of June, steady improvement has been measured in the Conference Board Leading Economic Index, the Economic Cycle Research Institute Index, and the New York Fed Weekly Economic Index, among others. While we cannot be certain of the future, this supportive economic advancement is encouraging.

While past history is not a predictor of future results, historically   one of the best times to be a small-cap, deep-value investor is at the beginning of a new economic cycle. In his letter dated September 22, 2020, Leuthold Group Strategist Jim Paulsen argued that “broader stock-market plays beyond new-era technology and communications…including cyclical sectors, small caps, value stocks, and international investments – seem poised to take a more significant leadership role” under a renewed economic cycle. Is the long-discussed valuation dispersion between smaller-cap cyclicals and larger-cap technology companies near a tipping point?

While the short-term macro picture remains foggy, the Towle team is finding green shoots at the micro level. Specifically, companies have been able to utilize the “shield of the virus” to rationalize cost structures. These improved cost structures are already elevating profit margins within our portfolio and could launch structurally higher future earnings. As examples, management teams of Towle portfolio companies offered the following during the third quarter:

o	John Holmes, CEO, AAR Corp. (AIR): “In response to the current environment, we have taken a number of actions to align our costs with the lower levels of demand, …made permanent reductions to our fixed and variable costs and exited or restructured several underperforming contracts. All of these actions have simplified our portfolio, improved efficiency in our operations and set us up to drive higher returns on capital.” (AIR earnings call, 9/24/20)

o	Doug Del Grosso, CEO, Adient (ADNT): “I think there [are] elements similar to what happened in 2009, where a sharp downturn forces everyone to be very cost focused. And then as volume comes back on, you see the benefit of being slightly more lean in both the fixed and variable side.” (JP Morgan Auto Conference, 8/11/20)

It is our view that the opportunity that lays before deep value investors can best be summed up by Jim Paulsen: “In the name of survival, [companies] have been forced to significantly cut costs, improve efficiencies, and lower break even points. Consequently, the most economically sensitive companies…may currently be positioned with the greatest upside profit leverage of the post-war era, just ahead of a pending 2021 economic boom.”

At Towle & Co. we believe in the certainty of progress, the continuity of good, and the inherent optimism of the human spirit. Consequently, over the course of our history, we have sought opportunity during periods of short-term market uncertainty. Today, as always, we continue to patiently invest for the long term with a quiet conviction that time is on our side.

Thank you for investing with us and for your confidence.

J. Ellwood Towle

Christopher D. Towle

Peter J. Lewis, CFA

James M. Shields, CFA

Wesley R. Tibbetts, CFA

Stock fund prices fluctuate and investors may lose principal value. Micro-cap, small-cap and mid-cap stocks involve greater risks, and they can fluctuate in price more than larger company stocks. Foreign investments present additional risk due to currency exchange rate fluctuations, economic developments, political instability, and other factors. The Fund is non-diversified which increases the risk that the value of the Fund could go down because of the poor performance of a single investment. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity fund.

3

Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

The views in this shareholder letter were those of the Fund Managers as of the letter’s publication date and may not reflect their views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

There can be no guarantee that any strategy (risk management or otherwise) will be successful.

4

Towle Deep Value Fund

FUND PERFORMANCE at September 30, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. The value of the Russell 2000 Value Index on October 28, 2011 is used as the beginning value on October 31, 2011. Results include reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This Index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of September 30, 2020	1 Year	5 Years	Since Inception	Inception Date
Towle Deep Value Fund	-14.30%	3.62%	6.05%	10/31/11
Russell 2000 Value Index	-14.88%	4.11%	6.79%	10/31/11

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information   current to the most recent month end please call 1-888-998-6953. Returns over one year are annualized.

The expense ratio was 1.17% which was stated in the current prospectus dated February 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

5

Towle Deep Value Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2020

Number of Shares		Value
	COMMON STOCKS — 94.6%
	BASIC MATERIALS — 6.9%
168,780	AdvanSix, Inc.*	$2,173,886
125,850	Huntsman Corp.	2,795,129
		4,969,015
	CONSUMER, CYCLICAL — 46.8%
131,530	Adient PLC*	2,279,415
25,890	Alaska Air Group, Inc.	948,351
149,090	Beazer Homes USA, Inc.*	1,967,988
207,090	Dana, Inc.	2,551,349
365,620	Designer Brands, Inc. - Class A	1,985,317
65,870	Foot Locker, Inc.	2,175,686
240,130	Goodyear Tire & Rubber Co.	1,841,797
26,100	Group 1 Automotive, Inc.	2,306,979
119,750	Hooker Furniture Corp.	3,093,142
50,510	M/I Homes, Inc.*	2,325,986
118,060	Meritor, Inc.*	2,472,176
37,250	PVH Corp.	2,221,590
145,000	Taylor Morrison Home Corp.*	3,565,550
141,640	Wabash National Corp.	1,694,014
12,420	Whirlpool Corp.	2,283,914
		33,713,254
	ENERGY — 3.0%
110,570	HollyFrontier Corp.	2,179,335
	FINANCIAL — 6.2%
139,530	Ally Financial, Inc.	3,498,017
31,360	CNA Financial Corp.	940,486
		4,438,503
	INDUSTRIAL — 25.1%
13,885	AAR Corp.	261,038
53,010	Atlas Air Worldwide Holdings, Inc.*	3,228,309
360,090	Celestica, Inc.*,1	2,484,621
161,210	Flex Ltd.*	1,795,879
174,464	Fluor Corp.	1,537,028
74,080	Greenbrier Cos., Inc.	2,177,952
159,520	Manitowoc Co., Inc.*	1,341,563
253,602	Ryerson Holding Corp.*	1,453,140
83,072	Sterling Construction Co., Inc.*	1,176,300
101,860	Trinseo S.A.	2,611,690
		18,067,520
	TECHNOLOGY — 6.6%
35,150	Dell Technologies, Inc. - Class C*	2,379,303

6

Towle Deep Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
131,534	DXC Technology Co.	$2,347,882
		4,727,185
	Total Common Stocks
	(Cost $60,964,491)	68,094,812

Principal Amount
	SHORT-TERM INVESTMENTS — 4.2%
$3,053,748	UMB Money Market Fiduciary, 0.01%[2]	3,053,748
	Total Short-Term Investments
	(Cost $3,053,748)	3,053,748
	TOTAL INVESTMENTS — 98.8%
	(Cost $64,018,239)	71,148,560
	Other Assets in Excess of Liabilities — 1.2%	827,803
	TOTAL NET ASSETS — 100.0%	$71,976,363

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

7

Towle Deep Value Fund

SUMMARY OF INVESTMENTS

As of September 30, 2020

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	46.8%
Industrial	25.1%
Basic Materials	6.9%
Technology	6.6%
Financial	6.2%
Energy	3.0%
Total Common Stocks	94.6%
Short-Term Investments	4.2%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

8

Towle Deep Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2020

Assets:
Investments, at value (cost $64,018,239)	$71,148,560
Receivables:
Investment securities sold	1,023,659
Fund shares sold	25,000
Dividends and interest	11,361
Prepaid expenses	15,102
Total assets	72,223,682

Liabilities:
Payables:
Fund shares redeemed	114,565
Advisory fees	47,621
Shareholder servicing fees (Note 7)	8,893
Fund administration fees	20,496
Transfer agent fees and expenses	7,467
Custody fees	4,422
Auditing fees	18,699
Trustees' deferred compensation (Note 3)	4,303
Chief Compliance Officer fees	2,586
Trustees' fees and expenses	2,102
Accrued other expenses	16,165
Total liabilities	247,319

Net Assets	$71,976,363

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$100,523,057
Total accumulated deficit	(28,546,694)
Net Assets	$71,976,363

Number of shares issued and outstanding	6,540,999
Net asset value per share	$11.00

See accompanying Notes to Financial Statements.

9

Towle Deep Value Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2020

Investment income:
Dividends (net of foreign withholdings taxes of $11,991)	$958,095
Interest	3,886
Total investment income	961,981

Expenses:
Advisory fees	597,129
Shareholder servicing fees (Note 7)	43,383
Fund administration fees	102,346
Transfer agent fees and expenses	33,378
Custody fees	22,764
Registration fees	31,117
Auditing fees	18,698
Shareholder reporting fees	13,715
Chief Compliance Officer fees	13,660
Trustees' fees and expenses	10,024
Legal fees	6,884
Miscellaneous	2,197
Insurance fees	1,920
Total expenses	897,215
Net investment income	64,766

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(8,614,425)
Net change in unrealized appreciation/depreciation on investments	6,002
Net realized and unrealized loss	(8,608,423)

Net Decrease in Net Assets from Operations	$(8,543,657)

See accompanying Notes to Financial Statements.

10

Towle Deep Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$64,766	$886,985
Net realized loss on investments	(8,614,425)	(19,327,687)
Net change in unrealized appreciation/depreciation on investments	6,002	(13,775,302)
Net decrease in net assets resulting from operations	(8,543,657)	(32,216,004)

Distributions to Shareholders:
Total distributions to shareholders	(890,069)	(9,744,058)

Capital Transactions:
Net proceeds from shares sold	17,262,399	24,321,094
Reinvestment of distributions	865,415	9,635,544
Cost of shares redeemed[1]	(30,121,825)	(39,048,485)
Net decrease in net assets from capital transactions	(11,994,011)	(5,091,847)

Total decrease in net assets	(21,427,737)	(47,051,909)

Net Assets:
Beginning of period	93,404,100	140,456,009
End of period	$71,976,363	$93,404,100

Capital Share Transactions:
Shares sold	1,803,787	1,844,666
Shares reinvested	63,821	714,803
Shares redeemed	(2,535,334)	(3,041,359)
Net decrease in capital share transactions	(667,726)	(481,890)

[1]	Net of redemption fee proceeds of $3,351 and $3,504, respectively.

See accompanying Notes to Financial Statements.

11

Towle Deep Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.96	$18.26	$22.00	$16.70	$13.08
Income from Investment Operations:
Net investment income (loss)[1]	0.01	0.12	0.03	(0.02)	(0.04)
Net realized and unrealized gain (loss)	(1.84)	(4.11)	0.46	5.30	4.22
Total from investment operations	(1.83)	(3.99)	0.49	5.28	4.18
Less Distributions:
From net investment income	(0.13)	-	(0.05)	-	-
From net realized gain	-	(1.31)	(4.18)	-	(0.56)
Total distributions	(0.13)	(1.31)	(4.23)	-	(0.56)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	0.02	- [2]
Net asset value, end of period	$11.00	$12.96	$18.26	$22.00	$16.70
Total return3	(14.30)%	(22.14)%	2.10%	31.74%	33.09%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$71,976	$93,404	$140,456	$115,836	$103,175
Ratio of expenses to average net assets:
Before fees waived/recovered	1.19%	1.17%	1.18%	1.13%	1.23%
After fees waived/recovered	1.19%	1.17%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.09%	0.86%	0.19%	(0.03)%	(0.29)%
After fees waived/recovered	0.09%	0.86%	0.17%	(0.10)%	(0.26)%
Portfolio turnover rate	73%	59%	41%	62%	40%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

12

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

Note 1 – Organization

Towle Deep Value Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 31, 2011.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price.  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

13

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended September 30, 2017-2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If Towle & Co. (the “Advisor”), at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.79% of the Fund’s average daily net assets. The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until January 31, 2021, and it may be terminated before that date only by the Trust's Board of Trustees.

14

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended September 30, 2020 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the "Plan") for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2020, are reported on the Statement of Operations.

15

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

Note 4 – Federal Income Taxes

At September 30, 2020, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$67,033,885

Gross unrealized appreciation	$14,232,608
Gross unrealized depreciation	(10,117,933)

Net unrealized appreciation on investments	$4,114,675

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2020, there were no permanent differences in book and tax accounting needing to be reclassified between paid-in capital and total distributable earnings.

Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$ 179	$ (179)

As of September 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$65,627
Undistributed long-term capital gains	-
Accumulated earnings	65,627

Accumulated capital and other losses	(32,722,693)
Unrealized appreciation on investments	4,114,675
Unrealized deferred compensation	(4,303)
Total accumulated deficit	$(28,546,694)

The tax character of the distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

Distribution paid from:	2020	2019
Ordinary income	$890,069	$3,763,264
Net long-term capital gains	-	5,980,794
Total distributions paid	$890,069	$9,744,058

16

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

At September 30, 2020, the Fund had accumulated capital loss carry forwards as follows:

	ST	LT	Total
Not Subject to Expiration	$17,567,601	$15,155,092	$32,722,693

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended September 30, 2020 and for the year ended September 30, 2019, the Fund received $3,351 and $3,504, respectively.

Note 6 – Investment Transactions

For the year ended September 30, 2020, purchases and sales of investments, excluding short-term investments, were $52,775,179 and $64,993,686, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended September 30, 2020, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
17

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$68,094,812	$-	$-	$68,094,812
Short-Term Investments	3,053,748	-	-	3,053,748
Total Investments	$71,148,560	$-	$-	$71,148,560

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 10 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

18

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Towle Deep Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Towle Deep Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 30, 2020

20

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended September 30, 2020, 100.00% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended September 30, 2020, 100.00% of dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as qualified dividend income.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-99TOWLE. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	1	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

21

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	1	361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 16 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	1	Investment Managers Series Trust II, a registered investment company (includes 16 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

22

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	1	361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

23

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 55 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

24

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At a meeting held on June 17-18, 2020, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Towle & Co. (the “Investment Advisor”) with respect to the Towle Deep Value Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders. The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was being held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Advisory Agreement at its next in-person meeting.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 2000 Value Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Small Value fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended March 31, 2020; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the five-year period was below the Fund Universe and Peer Group median returns and the Russell 2000 Value Index return by 4.83%, 4.87%, and 6.32%, respectively. The Fund’s annualized total return for the three-year period was below the Peer Group median return by 11.10%, the Fund Universe median return by 11.51%, and the Russell Index return by 12.88%. The Fund’s total return for the one-year period was below the Peer Group and Fund Universe median returns and the Russell Index return by 12.87%, 13.38%, and 15.06%, respectively. The Trustees considered the Investment Advisor’s explanation that the concentrated and focused nature of the Fund’s strategy can cause short-term performance results to deviate substantially from the results of the Peer Group and benchmark; that when severe enough, short-term sell offs, such as those that occurred in the first quarter of 2020 due to the COVID-19 pandemic, can significantly detract from multi-year returns; that the Fund’s goal is to generate excess returns over long periods; and that the Fund is well positioned for future gains.

25

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Fund’s advisory fee is lower than the fee the Investment Advisor charges to manage separate accounts for institutional clients with similar objectives and policies as the Fund. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were slightly above the Peer Group median by 0.02% and above the Fund Universe median by 0.09%. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended March 31, 2020. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

26

Towle Deep Value Fund

EXPENSE EXAMPLE

For the Six Months Ended September 30, 2020 (Unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/20	9/30/20	4/1/20 – 9/30/20
Actual Performance	$1,000.00	$1,532.00	$7.65
Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.10

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). Assumes all dividends and distributions were reinvested.
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Towle Deep Value Fund

A series of Investment Managers Series Trust

Investment Advisor

Towle & Co.

1610 Des Peres Road, Suite 250

St. Louis, Missouri 63131

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Towle Deep Value Fund	TDVFX	461 418 360

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Towle Deep Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-99TOWLE (888-998-6953) or on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-99TOWLE (888-998-6953) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at 1-888-99TOWLE (888-998-6953).

Towle Deep Value Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: 1-888-99TOWLE (888-998-6953)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-99TOWLE (888-998-6953).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2020	FYE 09/30/2019
Audit Fees	$ 15,900	$ 15,600
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2020	FYE 09/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 09/30/2020	FYE 09/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)		/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	12/09/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	12/09/2020

By (Signature and Title)		/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	12/09/2020